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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported) : May 15, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
             (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 F-Z4 TRUST) (Exact name of registrant as specified in its charter)

        DELAWARE                      333-29015                  13-3891329
    (State or other                 (Commission              (I. R. S. Employer
    jurisdiction  of                File Number)            Identification No.)
     incorporation)

 WORLD FINANCIAL CENTER,                                            10281
   NEW YORK,  NEW YORK                                            (Zip Code)
  (Address of principal
    executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable

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ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the Public STEERS(R)Series 1998 F-Z4 Trust Class A Certificates on May 15, 2001.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)      Financial statements of business acquired.

                     Not applicable

            (b)      Pro forma financial information.

                     Not applicable.

            (c)      Exhibits.

                     99.1 Trustee's report in respect of the May 15, 2001 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH DEPOSITOR, INC.

            Date: May 29, 2001             By:    / s /  Barry N. Finkelstein
                                                  Name:  Barry N. Finkelstein
                                                  Title: President


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                                  EXHIBIT INDEX


            99.1 Trustee's report in respect of the May 15, 2001 distribution to holders of the Public STEERS(R)Series 1998 F-Z4 Trust Class A Certificates.